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                  INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 14 to Registration Statement No. 033-71686 of First Fortis Life Insurance Company Separate Account A of our report dated February 28, 2003, relating to the financial statements of First Fortis Life Insurance Company Separate Account A, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading "Independent Public Accountants" in such Statement of Additional Information.

Deloitte & Touche LLP

Hartford, Connecticut

April 7, 2003